EXHIBIT 10L

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      AMENDMENT as of May 7, 2004 to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement") dated as of December 6, 2000 by and between AutoInfo, Inc., a Delaware corporation ("Auto") and William I. Wunderlich residing at 7565 NW 125th Way, Parkland, Florida 33076 ("Wunderlich")

      The following modifications to the Agreement are hereby effective January 1, 2004:

      Pursuant to paragraph 5 - Bonus - the Bonus shall be based on the Operating Profit up to $1,250,000.

      All other terms and provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed and delivered as of the day and year first above written.

                                     AUTOINFO, INC.


                                     By: /s/ Harry Wachtel
                                        ------------------
                                             Harry Wachtel, President


                                         /s/ William I. Wunderlich
                                         -------------------------
                                             William I. Wunderlich